Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks.

Philadelphia Consolidated Holding Corp. And Subsidiaries Organizational Chart Philadelphia Consolidated Holding Corp. Philadelphia Indemnity Insurance Company Maguire Insurance Agency, Inc. Philadelphia Insurance Company Liberty American Insurance Group, Inc. Mobile Homeowners Insurance Agencies, Inc. Liberty American Insurance Company Mobile USA Insurance Company

Executive Management

Twelve Regional Vice Presidents

History of PHLY * $6.50 adjusted for 2 for 1 stock split on 11/05/97. 1962 Founded Maguire Insurance Agency, Inc. 1978 Entered insurance risk bearing with front company/LOC 1986 Obtained $18 million of mezzanine financing 1986 Chartered Philadelphia Insurance Company 1987 Purchased Philadelphia Indemnity Insurance Company 1993 Completed IPO for $41 million at $6.50* per share 1998 $103.5 million FELINE PRIDES offering 1999 Acquisition of The Jerger Company, Inc./Liberty American Group 2001 Public offering for $114.5 million at $33.50 per share 2003 A.M. Best affirms "A+" (Superior) Rating

Investment Highlights Culture Disciplined underwriters Mixed marketers - Direct sales, brokers, preferred agents and internet Specialty niche products Product innovators Track record of profitable growth Financially strong with clean balance sheet A+ (Superior) rating from A.M. Best Financially motivated owner/managers - 22% ownership

A Track Record of Growth 1998 1999 2000 2001 2002 2003 ($'s in millions) 197.4 274.9 361.9 473.6 663.7 906 CAGR 1998-2003 = 35.6% Gross Written Premiums 2003 vs. 2002 36.5% (in millions)

A Track Record of Growth 1998 1999 2000 2001 2002 2003 (1) ($'s in millions) 143 184.1 263.4 333.8 523.2 599.4 5 Year CAGR = 33.2% Net Written Premiums 2003 vs. 2002 14.6% (in millions) A quota share reinsurance agreement was entered into effective April 1, 2003 covering all lines of business whereby $191.8 million of written premium has been ceded.

Superior Underwriting Results PHLY Industry 1991 92.8 108.8 1992 95.8 115.7 1993 91 106.9 1994 89.4 108.4 1995 86.7 106.4 1996 86.8 105.8 1997 84.4 101.6 1998 85.1 105.6 1999 93.3 107.8 2000 89.1 110.1 2001 91.9 117 2002 91.5 105.7 2003 90.3 101.1 Statutory Combined Ratios ____________________ Source: A.M.Best (1) Statutory combined ratio calculated after policyholder dividends.

Gov't. 0.3 Corp. Bonds 11.6 Common Stock 6.3 All Other 1.3 Cash Equivalents 5.5 Municpal Bonds 39.4 CMO 4.3 MBS 13.1 Other Structured Securities 14.3 Agency Bonds 3.9 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of December 31, 2003 Portfolio market value - $1,240.5mm Fixed income securities Average lowest rating AA+ Portfolio duration 4.0 years 4.9% taxable equivalent yield Quality long-term growth stocks 5.5% 14.3% 39.4% 6.3% All Other 1.3% 3.9% Agency Bonds 11.6% MBS Government Bonds 0.3% 4.3% 13.1% CMO Other Structured Securities

Creating Value for Shareholders 1998 11.27 1999 12.82 2000 13.57 2001 19.93 2002 21.85 2003 24.71 CAGR 1998-2003 = 17.0% Book Value Per Share (for the years ended December 31,) (in millions except share and per share data) Shareholders' Equity $477.8 $543.7 Shares Outstanding 21,868,877 22,007,552

Creating Value for Shareholders 1998 20 1999 18.8 2000 30.8 2001 30.6 2002 36 2003 60.3 Net Income (In millions) After tax net realized investment gains/(loss) $0.3 $3.7 $7.6 $2.2 ($2.2) $0.5

Years Ended 12/31/03 and 12/31/02 Highlights ($ in millions, except per share data) A quota share reinsurance agreement was entered into effective April 1, 2003 covering all lines of business whereby $109.3 million of net earned premium and $62.7 million in loss and loss adjustment expenses were ceded. $46.7 million in ceding commission was earned and diluted earnings per share were decreased by $0.06.

Corporate Philosophy Seek only profitable accounts through proactive risk selection Don't discount pricing Maintain monthly price and loss ratio monitor: By Product - Underwriter - State - Account - Office Compensation tied to combined ratio - losses & expenses Underwriting and pricing in Company control PHLY gives back to the community

Innovation Has Created a Balanced Spread of Risk 2003 Gross Written Premium By Line 2002 Professional Liability 0.17 Commerical Auto 0.042 Excess Liability 0.04 Commercial Package 0.593 Specialty Property 0.056 Personal Lines 0.077 National Flood 0.022 Commercial Package Commercial Automobile Excess Liability Professional Liability Nat'l Flood Personal Lines Specialty Property Total GWP = $906.0 Social Service Health & Fitness Daycare Private Schools Boat Dealers Condos Homeowners Associations Office Parks Mental Health Centers Hotels & Nursing Home Property

Commercial Lines Segment 73.1% of 2003 GWP 75% 3 to 5 year growth potential Gross Written Premiums 1998 1999 2000 2001 2002 2003 Commercial Auto 85.7 89.4 81.6 85 71.7 76.1 Commercial Package 79.1 90 136.6 207.8 364.6 535.6 Specialty Property 1.1 21.6 21.3 23.2 36.7 50.6 $165.9 $201.0 $239.5 $316.0 4 Year CAGR 23.7% 5 Year CAGR 46.6% 5 Year CAGR -2.4% (in millions) $662.3 $473.0

Specialty Lines Segment 1998 1999 2000 2001 2002 2003 30.4 48.5 68.2 79.3 110.2 154.1 17.0% of 2003 GWP 75% 3 to 5 year growth potential CAGR 1998-2003 = 38.4% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 Manufactured Housing 17.3 37.2 40.2 38.4 52.4 Flood 5.3 10 13.4 15.9 20.1 Homeowners 2.8 7 24.7 26.2 17.1 $54.2 $78.3 9.9% of 2003 GWP 50% 3 to 5 year growth potential Personal Lines $25.4 4 year CAGR 57.2% 4 year CAGR 39.6% 4 year CAGR 31.9% (in millions) $80.5 $89.6

36 offices in 12 regions covering the U.S. Home Office Northeast Region Southern Region Central Region Sunbelt Region Western Region North Central Region South West Region Liberty American Personal Lines Division Ohio Valley Region Diverse Distribution Platform Will Facilitate Organic Growth Direct sales organization initiates proactive risk selection 6,000 broker relationships 110 Preferred Agents Local underwriting Networked via proprietary software Rocky Mt. Region Mid-Atlantic Region Hawaii Northwest Region Metro Region

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings Disruption in the industry Insolvencies ? Rating downgrades ? Consolidation Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved processes A+ (Superior) rating - Flight to quality Preferred agent program - 20% premium growth

2004 Expectations 2004 Projected EPS Range: $4.15 - $4.35 Organic premium growth - 15% to 25% Moderation in price increases Reinsurance costs - slight increases Renewal retention levels consistent with 2003 Investment environment comparable to 2003 - interest rates and equity market Committed to profitable growth - Combined ratio in mid 80's

Philadelphia Consolidated Holding Corp. Founded 1962